EXHIBIT 24

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of March, 2003.



                              /s/ GEORGE A. ALCORN
                                  George A. Alcorn

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 11th day of March, 2003.



                              /s/ CHARLES R. CRISP
                                  Charles R. Crisp

                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of March, 2003.



                              /s/ EDWARD RANDALL, III
                                  Edward Randall, III

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 2003.



                              /s/ DONALD F. TEXTOR
                                  Donald R. Textor

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 2003.



                              /s/ FRANK G. WISNER
                                  Frank G. Wisner